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                                                                   EXHIBIT 10.46

                           THIRD AMENDMENT AND WAIVER


                 THIRD AMENDMENT AND WAIVER, dated as of November 14, 2000 (this "Amendment"), to the Amended and Restated Credit and Guarantee Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Twinlab Corporation, a Delaware corporation ("Holdings"), Twin Laboratories Inc., a Utah corporation (the "Borrower"), the several banks and other financial institutions parties to the Credit Agreement (the "Lenders"), The Bank of New York, as co-agent for the Lenders thereunder (in such capacity, the "Co-Agent"), and The Chase Manhattan Bank, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:
                               - - - - - - - - - -


                 WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement and waive certain covenants and defaults arising from the Borrower's failure to comply with certain covenants;

                 WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments and waivers on the terms and conditions contained herein;

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

                 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

                 2. Amendment to the Definition of Applicable Margin (Subsection
1.1 of the Credit Agreement). The definition of "Applicable Margin" appearing in subsection 1.1 of the Credit Agreement is hereby amended by inserting at the end thereof the following:

         Notwithstanding the foregoing, during the period from and including the Amendment Effective Date (as defined in the Third Amendment and Waiver to this Agreement) to and including December 15, 2000, the Applicable Margin shall be 2.00%, if such Loans are ABR Loans, and 3.00%, if such Loans are Eurodollar Loans.

                 3. Amendment to Commitments and Other Fees (Subsection 2.3 of the Credit Agreement). Subsection 2.3(a) of the Credit Agreement is hereby amended by inserting at the end thereof the following:

         Notwithstanding the foregoing, during the period from and including the Amendment Effective Date (as defined in the Third Amendment and Waiver to this Agreement) to and including December 15, 2000, the commitment fee shall be computed at a rate of .50%.

                 4. Certain Agreements. (a) The Borrower, the Administrative Agent and the Lenders hereby acknowledge and agree that, during the period from and including the
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Amendment Effective Date (as defined below) to and including December 15, 2000, the Lenders shall make Extensions of Credit only to the extent that such Extensions of Credit do not exceed the lesser of (i) a borrowing base of 70% of net accounts receivable and 40% of net inventory, in each case as the same shall be calculated on a consolidated basis in accordance with GAAP, and (ii) $47,000,000. During such period, the Borrower agrees to prepay forthwith the Revolving Credit Commitments to the extent that the Extensions of Credit exceed such lesser amount on any Business Day. The Borrower shall furnish to the Administrative Agent 30 days after the end of each calendar month a report setting forth in reasonable detail a calculation of such borrowing base and such report shall be effective for purposes of this section until the next such report is due to be furnished.

                 (b) The Borrower hereby also acknowledges and agrees that, during the period from and including the Amendment Effective Date to and including December 15, 2000, the Borrower shall not, and shall not permit any of its Subsidiaries to, make any Restricted Payments on any class of the Capital Stock of the Borrower (other than as permitted under subsections 7.7(a), (b) and (c) of the Credit Agreement) or make any optional payment or prepayment or redemption, defeasance or purchase of any Senior Subordinated Notes or any other Subordinated Indebtedness (if any) of the Borrower.

                 (c) Failure to comply with the prepayment requirements of this section shall constitute an Event of Default under Section 10(a) of the Credit Agreement, and failure to comply with the other agreements in this Section shall constitute an Event of Default under Section 10(d) of the Credit Agreement.

                 5. Waivers. (a) From the Amendment Effective Date (as defined below) to and including December 15, 2000, the Administrative Agent and the Lenders hereby waive (i) the Borrower's non-compliance with the provisions of subsections 6.1, 6.2, 6.6 and 6.7 of the Credit Agreement, solely insofar as such non-compliance related to the Borrower's failure to deliver financial statements in accordance with GAAP in respect of its 1998 and 1999 fiscal years and of periods included in its 1998, 1999 and 2000 fiscal years through and including June 30, 2000, and (ii) the Borrower's non-compliance with the financial covenants contained in subsection 7.1(a) and 7.1(b) of the Credit Agreement (to the extent that there would be non-compliance with the interest coverage ratio contained in subsection 7.1(b) of the Credit Agreement, but only to the extent that such interest coverage ratio is not less than 2.95 to 1.00), solely insofar as such non-compliance relates to its 1998 and 1999 fiscal years and to fiscal quarters in its 1998, 1999 and 2000 fiscal years through and including the fiscal quarter ended September 30, 2000, but in each case only to the extent such non-compliance arises out of or relates to the inventory adjustments disclosed in the draft of Holdings' Report on Form 10-Q to be filed for the fiscal quarter ended September 30, 2000, a copy of which draft has been furnished to each Lender, with aggregate amounts with respect to such inventory adjustments being substantially as disclosed therein.

                 (b) From the Amendment Effective Date to and including December 15, 2000, the Administrative Agent and the Lenders hereby waive any breach by the Borrower of any representation or warranty made or deemed to be made by it pursuant to subsection 5.2 of the Credit Agreement, solely insofar as such breach arises out of the matters described in clauses (i) and (ii) of Section 5(a) of this Amendment.
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                 (c) The Administrative Agent and the Lenders hereby agree that the waivers contained in this Amendment shall have effect for purposes of Sections 10(b), (c) and (d) of the Credit Agreement.

                 6. Conditions to Effectiveness. This Amendment shall be effective on the date (the "Amendment Effective Date") that (a) the Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, Holdings, the Required Lenders and the Grantors under the Guarantee and Collateral Agreement dated as of May 7, 1996 (the "Guarantee and Collateral Agreement") among Holdings, the Borrower, the Subsidiary Guarantors named therein and the Administrative Agent; (b) the Administrative Agent shall have received, for the account of each Lender which executes and delivers this Amendment, an amendment fee in the amount equal to the product of
(i) 0.125% and (ii) such Lender's Commitment; and (c) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment.

                 7. Additional Collateral. Pursuant to subsection 12.16(b) of the Credit Agreement, the Borrower hereby agrees, as soon as reasonably practicable, but no later than 15 business days after the date hereof, to, or cause any Subsidiary to, execute a Mortgage or Mortgages in favor of the Administrative Agent, for the ratable benefit of the Lenders, on its real property located in New York State upon such terms and conditions as the Administrative Agent shall reasonably request.

                 8. Additional Agreements. The Borrower hereby agrees to pay, or reimburse the Administrative Agent (as the case may be), for (i) the reasonable costs and expenses incurred in connection with the retention of a financial consultant or advisor for the benefit of the Lenders and (ii) the reasonable costs and expenses incurred in connection with a review of the accounts and inventory of the Borrower and its Subsidiaries associated with the determination of a prospective borrowing base to be applied after December 15, 2000, including the fees and expenses of any collateral audit group or firm.

                 9. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower and Holdings hereby represent and warrant to the Administrative Agent and the Lenders that the representations and warranties of the Borrower and Holdings contained in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (after giving effect hereto) as if made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the "Credit Agreement" in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.

                 10. Notice of Effectiveness. The Administrative Agent shall promptly advise the Lenders and the Borrower of the effectiveness of this Amendment.

                 11. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents
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prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                 12. Counterparts. This Amendment may be executed by the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to be one and the same instrument.

                 13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower and Holdings and their respective successors and assigns, and upon the Administrative Agent and the Lenders and their successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

                 14. Continuing Effect. Except as expressly amended hereby, the Credit Agreement as amended by this Amendment shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower and Holdings that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the "Credit Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

                 15. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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                 IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                           TWINLAB CORPORATION


                                           By:_________________________
                                           Name:
                                           Title:




                                           TWIN LABORATORIES INC.


                                           By:_________________________
                                           Name:
                                           Title:




                                           THE CHASE MANHATTAN BANK as
                                           Administrative Agent,
                                           Issuing Bank, Swing Line
                                           Lender and as a Lender


                                           By:_________________________
                                           Name:
                                           Title:
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                                           THE BANK OF NEW YORK,
                                           as Co-Agent and as a Lender


                                           By:_________________________
                                           Name:
                                           Title:




                                           FLEETBOSTON,
                                           as a Lender


                                           By:_________________________
                                           Name:
                                           Title:




                                           DRESDNER BANK AG, NEW YORK BRANCH
                                           AND GRAND CAYMAN BRANCH,
                                           as a Lender


                                           By:_________________________
                                           Name:
                                           Title:


                                           By:_________________________
                                           Name:
                                           Title:




                                           U.S. BANK NATIONAL ASSOCIATION,
                                           as a Lender


                                           By:_________________________
                                           Name:
                                           Title:
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                                           EUROPEAN AMERICAN BANK,
                                           as a Lender


                                           By:_________________________
                                           Title:




                                           ERSTE BANK DER OESTERREICHISCHEN
                                           SPARKASSEN AG, GRAND CAYMAN
                                           ISLAND BRANCH, as a Lender


                                           By:_________________________
                                           Name:
                                           Title:




                                           ZIONS FIRST NATIONAL BANK,
                                           as a Lender


                                           By:_________________________
                                           Name:
                                           Title:
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                                           ADVANCED RESEARCH PRESS, INC.,
                                           as a Grantor


                                           By:_________________________
                                           Name:
                                           Title:

                                           BRONSON LABORATORIES, INC.,
                                           as a Grantor


                                           By:_________________________
                                           Name:
                                           Title:

                                           CHANGES INTERNATIONAL, INC.,
                                           as a Grantor


                                           By:_________________________
                                           Name:
                                           Title:

                                           HEALTH FACTORS INTERNATIONAL, INC.
                                           as a Grantor


                                           By:_________________________
                                           Name:
                                           Title:

                                           PR NUTRITION, INC.,
                                           as a Grantor


                                           By:_________________________
                                           Name:
                                           Title: